EXHIBIT 32.2

SECTION 1350 CERTIFICATION
OF CHIEF FINANCIAL OFFICER

In connection with this quarterly report on Form 10-Q of THOR Industries, Inc. for the period ended April 30, 2021, I, Colleen Zuhl, Senior Vice President and Chief Financial Officer of THOR Industries, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.this Form 10-Q for the period ended April 30, 2021 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in this Form 10-Q for the period ended April 30, 2021 fairly presents, in all material respects, the financial condition and results of operations of THOR Industries, Inc.

DATE:	June 8, 2021	/s/ Colleen Zuhl
Colleen Zuhl
Senior Vice President and Chief Financial Officer
(Principal financial and accounting officer)